FREMONT MUTUAL FUNDS, INC.
                                 INTERNATIONAL
                                 SMALL CAP FUND
                                 ANNUAL REPORT

                               [GRAPHIC OMITTED]

                                October 31, 1999

FREMONT [LOGO]
FUNDS

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                               TABLE OF CONTENTS
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Fund Profile and Letter to Shareholders ...................................    2

Report of Independent Accountants .........................................    4

Statement of Investments ..................................................    5

FINANCIAL STATEMENTS

Statement of Assets and Liabilities .......................................    6

Statement of Operations ...................................................    7

Statement of Changes in Net Assets ........................................    8

FINANCIAL HIGHLIGHTS ......................................................    9

NOTES TO FINANCIAL STATEMENTS .............................................   10

--------------------------------------------------------------------------------
FREMONT INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------

Bee & Associates, Inc.
Portfolio Managers of the Fund

------------
FUND PROFILE
------------

     The Fremont International Small Cap Fund is a concentrated global portfolio of small cap equities believed to be undervalued relative to growth prospects and intrinsic value measurements.

     Through intensive fundamental analysis and "kick the tires" research, Fund management seeks to identify a few extraordinary small companies with the potential to grow much larger. Value--as determined by traditional measurements like price earnings, price cash flow and price/book value ratios, cross border comparisons, and the analysis of transactions within the target company's industry-- is a primary consideration in the stock selection process.

Please note: On December 16, 1999, the assets of the Fremont International Small Cap Fund were merged into the Fremont International Growth Fund. Because the Fremont International Small Cap Fund was still in existence at the end of our fiscal year (October 31st), we are providing you with a final annual report for this Fund. You should have already received a statement from Fremont which showed the number of shares of the Fremont International Growth Fund that you received as a result of this merger.

To Our Shareholders,

     We are pleased with the Fund's results during this reporting period, especially considering two factors that had a negative impact on absolute and relative returns. First, we had very limited exposure to Asian markets, which were by far the best performers in fiscal 1999. We recognized the potential in these markets, but could not find quality companies at opportunistic valuations that had sufficient liquidity for us to build meaningful positions. Secondly, because we don't hedge currencies, weaker European currencies restrained dollar denominated performance. If we calculated performance in local currency terms, the Fund's returns would have been approximately 5% higher this fiscal year. The fact that the Fund was able to post very competitive performance relative to its benchmark was a testament to our stock selection.

     After two dismal years "lowlighted" by the collapse of emerging market Asia in 1997 and the Russian economic meltdown and U.S. hedge fund debacle in 1998, international small cap stocks made quite a comeback in fiscal 1999. Corporate buyers helped turn the tide by taking advantage of business bargains in the market. Increased merger and acquisition activity alerted institutional investors to value, and concern over excessive valuations of large cap stocks here and abroad, further motivated institutions to "think small". The end result was for the first time in five years, the MSCI EAFE Small Cap Index outper-

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                           10/31/99
                                           --------
FREMONT INTERNATIONAL SMALL CAP FUND        $8,829
MSCI EAFE SMALL CAP INDEX                   $8,405

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/99

1 YEAR     3 YEARS     SINCE INCEPTION (6/30/94)
------------------------------------------------
20.31%      -5.07%             -2.31%

ANNUAL RETURNS                    TOP TEN HOLDINGS

6/30/94-10/31/94*    -1.40%       Tecnomatix Technologies Ltd. ...........  8.5%
11/01/94-10/31/95    -7.96%       Synthes-Stratec, Inc. ..................  7.3%
11/01/95-10/31/96   +13.69%       P4 Radio Hele Norge ASA ................  6.5%
11/01/96-10/31/97   -14.56%       Geberit International AG ...............  6.2%
11/01/97-10/31/98   -16.76%       Industria Macchine Automatiche .........  5.4%
11/01/98-10/31/99   +20.31%       The Selecta Group ......................  5.2%
                                  Lectra Systems .........................  5.1%
                                  Nobel Biocare ..........................  5.0%
                                  Photobition Group ......................  4.7%
                                  Norsk Lotteridrift ASA .................  4.6%
                                            TOTAL ........................ 58.5%

*Unannualized 1Assumes Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are 8 8 included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Europe, Australia and Far East (EAFE) Small Cap Index.

2  FREMONT MUTUAL FUNDS
formed  its  large  cap   counterpart.   Despite  good  performance  this  year,
international small cap stocks remain quite cheap. This may foreshadow an extended period of superior performance over the next several years.

     Our portfolio was a primary beneficiary of accelerating deal activity in the international small cap arena. Four of twenty one portfolio companies (Electronic Resources, Ltd., Investec-Consultoria International SA., JBA Holdings, PLC., and Saville Systems PLC.) were taken over this year at generous premiums to market price.

     Several others benefited from corporate makeovers. The Selecta Group, a Swiss vending machine sales and service company, performed quite well as the UK's Compass Group increased its stake in the company to 33%--just short of the level at which Swiss law mandates a tender offer for all outstanding shares. Selecta's profit margins are expanding and earnings should accelerate in the year ahead. We think eventually Compass will buy

--------------------------------------------------------------------------------
FREMONT INTERNATIONAL SMALL CAP FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 10/31/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

CANADA                 3.0%
UNITED STATES          8.1%
EUROPE                76.3%
MIDDLE EAST            8.5%
PACIFIC RIM            4.1%

the whole company. In the interim, Selecta Group stock should continue to perform well based on its own fundamentals.

     Stratec Holdings, a Swiss manufacturer of orthopedic surgical components, (the pins and screws used to fix broken bones), merged with Synthes, a U.S. company in the same business. The combined companies now have a more global franchise that could be further extended by adding an Asian partner, who to-date has been playing hard to get, but may eventually see the wisdom in joining the alliance.

     We had some disappointments as well. United Pan Am Financial, a U.S. mortgage originator, suffered as secondary market buyers of home mortgages pulled in their horns following last fall's liquidity crisis. Margins in the industry are still under pressure, but United Pan Am is lowering its costs and positioning itself for a return to profitability when mortgage pricing improves. Today, United Pan Am stock is trading at $1.50 per share and has $2.25 per share in cash. Owning cash at a discount is generally a good value opportunity.

     McBride, a UK producer of private label cleaning products got caught in the crossfire of a price war between Unilever and Proctor & Gamble. This skirmish is ending and McBride's margins and earnings should rebound. Selling at just 8 times earnings and yielding 8%, we think the stock is a good bargain.

     In closing, the future of the international small cap asset class looks considerably brighter than it has in recent years. We believe this sector will perform well and that our stock specific approach will enhance returns.

Sincerely,

/S/ Adam Schor

Adam Schor
Managing Director
Bee & Associates, Inc.

                                                         FREMONT MUTUAL FUNDS  3

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FREMONT MUTUAL FUNDS, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fremont International Small Cap Fund (one of the portfolios consisting Fremont Mutual Funds, Inc.) (hereafter referred to as the "Fund"), at October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
December 9, 1999

4  FREMONT MUTUAL FUNDS

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                      FREMONT INTERNATIONAL SMALL CAP FUND
                                OCTOBER 31, 1999

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                             Country    Value
     Shares    Security Description                            Code    (Note 1)
--------------------------------------------------------------------------------
STOCKS  93.1%
BUSINESS EQUIPMENT & SERVICES  8.8%
    900,000    Hung Hing Printing Group Ltd.                    HK  $   344,639
    100,000    Photobition Group                                UK      390,355
                                                                    -----------
                                                                        734,994
                                                                    -----------
CAPITAL GOODS  18.9%
*    59,000    Lectra Systems                                   FR      425,473
     60,000    Industria Macchine Automatiche                   IT      451,662
     16,500    Kverneland ASA                                   NO      379,252
     33,500    IRO AB                                           SW      332,625
                                                                    -----------
                                                                      1,589,012
                                                                    -----------
CONSUMER DURABLES  9.1%
*    44,350    Shermag, Inc.                                    CN      248,683
*     1,750    Geberit International AG                         SZ      516,329
                                                                    -----------
                                                                        765,012
                                                                    -----------
CONSUMER NON-DURABLES 8.4%
      6,500    Van Melle NV                                     NL      352,927
    250,000    McBride PLC                                      UK      349,265
                                                                    -----------
                                                                        702,192
                                                                    -----------
CONSUMER SERVICES  21.2%
      3,500    Endemol Entertainment Holding NV                 NL      119,927
    125,000    Norsk Lotteridrift ASA                           NO      383,083
    112,600    P4 Radio Hele Norge ASA                          NO      542,784
      1,225    The Selecta Group                                SZ      433,878
     61,000    Dorling Kindersley Holdings PLC                  UK      295,263
                                                                    -----------
                                                                      1,774,935
                                                                    -----------
FINANCIAL SERVICES 1.5%
*    95,000    United Panam Financial Corp.                     US      130,625
                                                                    -----------
                                                                        130,625
                                                                    -----------
HEALTH CARE  12.3%
     30,000    Nobel Biocare                                    SW      416,657
*     1,650    Synthes-Stratec, Inc.                            SZ      613,681
                                                                    -----------
                                                                      1,030,338
                                                                    -----------
RAW MATERIALS  4.4%
    147,500    Victrex PLC                                      UK      372,132
                                                                    -----------
                                                                        372,132
                                                                    -----------

     Share/                                                  Country    Value
Face Amount    Security Description                            Code    (Note 1)
--------------------------------------------------------------------------------
SHELTER 0.0%
*     9,275    Century City International Holding Ltd.
                 (Warrants)                                     HK  $        12
                                                                    -----------
                                                                             12
                                                                    -----------
TECHNOLOGY (SOFTWARE)  8.5%
*    32,500    Tecnomatix Technologies Ltd.                     IS      710,938
                                                                    -----------
                                                                        710,938
                                                                    -----------
TOTAL STOCKS (Cost $7,949,814)                                        7,810,190
                                                                    -----------

SHORT-TERM SECURITIES,  6.3%

$    23,984    Repurchase Agreement, State Street Bank &
                  Trust Co., 5.050%, 11/01/99 (Maturity Value
                  $524,204) (Cost $523,984)  Collateral:
                  FNMA 5.875%, 04/23/04                         US      523,984
                                                                    -----------
TOTAL SHORT-TERM SECURITIES (Cost $523,984)                             523,984
                                                                    -----------
TOTAL INVESTMENTS (Cost $8,473,798), 99.4%                            8,334,174
                                                                    -----------
OTHER ASSETS AND LIABILITIES, NET, 0.6%                                  47,156
                                                                    -----------
NET ASSETS, 100.0%                                                  $ 8,381,330
                                                                    ===========

Country Codes:
CN   Canada
FR   France
HK   Hong Kong
IS   Israel
IT   Italy
NL   Netherlands
NO   Norway
SW   Sweden
SZ   Switzerland
UK   United Kingdom
US   United States

*Non income producing securities
The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  5

                      FREMONT INTERNATIONAL SMALL CAP FUND
                                OCTOBER 31, 1999

STATEMENT OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)

ASSETS:
   Investments in securities at cost                                 $    8,474
                                                                     ==========
   Investments in securities at value (Note 1)                            8,334
   Cash                                                                       2
   Dividends and interest receivable                                         27
   Receivable from sale of fund shares                                       32
                                                                     ----------
      TOTAL ASSETS                                                        8,395
                                                                     ----------
LIABILITIES:
   Payable for fund shares redeemed                                           2
   Accrued expenses:


      Investment advisory and administrative fees                            10
      Other                                                                   2
                                                                     ----------
      TOTAL LIABILITIES                                                      14
                                                                     ----------
NET ASSETS                                                           $    8,381
                                                                     ==========
Net assets consist of:
   Paid in capital                                                   $   10,274
   Unrealized depreciation on investments                                  (140)
   Accumulated net realized loss                                         (1,753)
                                                                     ----------
NET ASSETS                                                           $    8,381
                                                                     ==========
SHARES OF CAPITAL STOCK OUTSTANDING                                       1,062
                                                                     ==========
NET ASSET VALUE PER SHARE                                            $     7.89
                                                                     ==========

The accompanying notes are an integral part of these financial statements.

6  FREMONT MUTUAL FUNDS

                      FREMONT INTERNATIONAL SMALL CAP FUND
                          YEAR ENDED OCTOBER 31, 1999

STATEMENT OF OPERATIONS
(ALL NUMBERS IN THOUSANDS)

INVESTMENT INCOME:
   Interest                                                          $       18
   Dividends                                                                144
                                                                     ----------
      TOTAL INCOME                                                          162
                                                                     ----------
EXPENSES:
   Investment advisory and administrative fees (Note 2)                     116
   Shareholder  servicing fees                                               24
   Custody fees                                                               5
   Accounting fees                                                           12
   Audit and legal fees                                                      22
   Directors' fees (Note 2)                                                   5
   Registration fees                                                         14
   Reports to shareholders                                                    5
   Other                                                                      1
                                                                     ----------
      TOTAL EXPENSES BEFORE REDUCTIONS                                      204
      Expenses reimbursed by Advisor (Note 2)                               (81)
                                                                     ----------
         TOTAL NET EXPENSES                                                 123
                                                                     ----------
            NET INVESTMENT INCOME                                            39
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY:
   Net realized gain (loss) from:
      Investments                                                           373
      Foreign currency transactions                                         (26)

   Net unrealized appreciation (depreciation) on:
      Investments                                                         1,018
      Translation of assets and liabilities in foreign currenci es           (2)
                                                                     ----------
         Net realized and unrealized gain from investments
            and foreign currency                                          1,363
                                                                     ----------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $    1,402
                                                                     ==========

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  7

                      FREMONT INTERNATIONAL SMALL CAP FUND
                                OCTOBER 31, 1999

STATEMENT OF CHANGES IN NET ASSETS
(ALL NUMBERS IN THOUSANDS)                                           YEAR ENDED         YEAR ENDED
                                                                  OCTOBER 31, 1999   OCTOBER 31, 1998
INCREASE (DECREASE) IN NET ASSETS:                                ----------------   ----------------
   From operations:
      Net investment income                                          $         39       $         57
      Net realized gain (loss) from investments                               373             (1,915)
      Net realized loss from foreign currency transactions                    (26)               (52)
      Net unrealized appreciation on investments                            1,018                513
      Net unrealized depreciation on translation of
         assets and liabilities in foreign currencies                          (2)                (2)
                                                                     ------------       ------------
            Net increase (decrease) in net assets from operations           1,402             (1,399)
                                                                     ------------       ------------
   Distributions to shareholders from:
      Net investment income                                                   (24)              (210)
      Net realized gains                                                       --                (77)
                                                                     ------------       ------------
         Total distributions to shareholders                                  (24)              (287)
                                                                     ------------       ------------
   From capital share transactions:
      Proceeds from shares sold                                             5,760              6,320
      Payments for shares redeemed                                         (4,474)            (7,741)
      Reinvested dividends                                                     23                267
                                                                     ------------       ------------
         Net increase (decrease) in net assets
            from capital share transactions                                 1,309             (1,154)
                                                                     ------------       ------------
      Net increase (decrease) in net assets                                 2,687             (2,840)
Net assets at beginning of period                                           5,694              8,534
                                                                     ------------       ------------
NET ASSETS AT END OF PERIOD                                          $      8,381       $      5,694
                                                                     ============       ============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                                       799                863
   Redeemed                                                                  (605)            (1,073)
   Reinvested dividends                                                         3                 38
                                                                     ------------       ------------
      Net increase (decrease) from capital share transactions        $        197       $       (172)
                                                                     ============       ============

The accompanying notes are an integral part of these financial statements.

8  FREMONT MUTUAL FUNDS

                      FREMONT INTERNATIONAL SMALL CAP FUND
                    FINANCIAL HIGHLIGHTS - OCTOBER 31, 1999

                                                                                   YEAR ENDED OCTOBER 31
                                                          ------------------------------------------------------------------
SELECTED PER SHARE DATA                                        1999           1998           1997        1996           1995
for one share outstanding during the period                    ----           ----           ----        ----           ----
   NET ASSET VALUE, BEGINNING OF PERIOD                   $    6.58      $    8.23      $   10.15   $    9.00      $    9.86
                                                          ---------      ---------      ---------   ---------      ---------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment income                                     .04            .04            .14         .14            .10
      Net realized and unrealized gain (loss)                  1.29          (1.40)         (1.58)       1.08           (.88)
                                                          ---------      ---------      ---------   ---------      ---------
         Total investment operations                           1.33          (1.36)         (1.44)       1.22           (.78)
                                                          ---------      ---------      ---------   ---------      ---------
   LESS DISTRIBUTIONS
      From net investment income                               (.02)          (.21)          (.21)       (.07)          (.08)
      From net realized gains                                    --           (.08)          (.27)         --             --
                                                          =========      =========      =========   =========      =========
         Total distributions                                   (.02)          (.29)          (.48)       (.07)          (.08)
                                                          =========      =========      =========   =========      =========
   NET ASSET VALUE, END OF PERIOD                         $    7.89      $    6.58      $    8.23   $   10.15      $    9.00
                                                          =========      =========      =========   =========      =========
TOTAL RETURN                                                  20.31%(1)     -16.76%(1)     -14.56%      13.69%(1)      -7.96%(1)

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)               $    8,381     $   5,694      $    8,534  $   9,214      $   4,245
   Ratio of net expenses to average net assets (2,3)           1.50%          1.50%          1.50%       1.81%          2.06%
   Ratio of gross expenses to average net assets (2,3)         2.48%          2.55%          1.50%       2.50%          2.50%
   Ratio of net investment income to average net assets         .47%           .91%          1.97%       1.61%          1.67%
   Portfolio turnover rate                                       52%           148%            56%         74%            96%

1 Total return would have been lower had the advisor not waived and/or reimbursed expenses.
2 See Note 2 of "Notes to Financial Statements."
3 Management fees were voluntarily waived from February 1, 1995 to October 31, 1996.

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  9

                      FREMONT INTERNATIONAL SMALL CAP FUND
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999

1.   SIGNIFICANT ACCOUNTING POLICIES

          Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in twelve series, one of which, the International Small Cap Fund (the Fund), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

          On September 28, 1999 the Board of Directors of the Investment Company approved a proposal to merge the Fund into the Fremont International Growth Fund, subject to shareholder approval.

          Significant accounting policies followed by the Fund are in conformity with generally accepted accounting principles for investment companies and are summarized below.

     A.   SECURITY VALUATION
          Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges or the most recent price available where no closing value is available.

     B.   SECURITY TRANSACTIONS
          Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
          Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the Fund is informed of the ex-dividend date. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. The Investment Company accounts for the assets of the Fund and allocates general expenses of the Investment Company to the Fund based upon the relative net assets of the Fund or the nature of the services performed and their applicability to the Fund.

     D.   INCOME TAXES
          The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. The Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in the prospectus.

          Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to differing treatments for losses deferred due to wash sale rules.

          Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, will not be reclassified. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

          For Federal income tax purposes, the Fund has a capital loss carryover at October 31, 1999. Capital loss carryovers result when a fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryovers expire in eight years. The fund has a capital loss carryover of $1,753,102 at October 31, 1999 which will expire in 2006.

     E.   ACCOUNTING ESTIMATES
          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     F.   FOREIGN CURRENCY TRANSLATION
          The market values of foreign securities, currency holdings, and other assets and liabilities are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. Foriegn currency gain (loss) will occur when such securities and transactions are translated into U.S. dollars.

10  FREMONT MUTUAL FUNDS

                      FREMONT INTERNATIONAL SMALL CAP FUND
                                OCTOBER 31, 1999

          Certain transactions which result in realized currency gain (loss) are reported on the Statements of Operations as Net Realized Gain (Loss) from Foreign Currency Transactions. These are: currency gain (loss) from the sale or maturity of forward currency contracts and from the disposition of foreign currency; and the realization of currency fluctuations between trade and settlement dates on security transactions and between accrual and receipt dates on net investment income.

          Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Activity related to foreign currency futures and options on foreign currency is, likewise, reported under this heading, as these instruments are used to hedge the foreign currency risks associated with investing in foreign securities. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments. Unrealized currency gain (loss) on other net assets is reported under Net Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities in Foreign Currencies.

     G.   REPURCHASE AGREEMENTS
          As part of its cash reserve position, the Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securites dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest at a later date, generally for a period of less than one week. The seller must maintain on a daily basis, with the Fund's custodian, collateral equal to at least 100% of the repurchase price, including accrued interest. At October 31, 1999, all outstanding repurchase agreements held by the Fund, had been entered into on October 29, 1999.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

          INVESTMENT ADVISOR
          The Fund has entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the Advisor), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a management fee based on the average daily net assets of the Fund at an annual rate of 1.25%.

          The Advisor has agreed to limit the Fund's total operating expenses to 1.50% of average daily net assets. The Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until payment is probable. The Advisor has not recouped $95,087 of reimbursements as of October 31, 1999.

          Investors Fiduciary Trust Company ("IFTC") serves as custodian and investment accounting agent for the Fund. All fees charged by IFTC are paid by the Fund, subject to the limitations listed above. Fees for custody services are subject to reductions by credits earned on the cash balances of the Fund held by IFTC as custodian.

          Ratios of expenses have been disclosed both before and after the impact of these various waivers, reimbursements and credits under the Fund's Financial Highlights table.

          OTHER RELATED PARTIES

          At October 31, 1999, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 12% of the Fund.

          Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

FREMONT MUTUAL FUNDS  11

                      FREMONT INTERNATIONAL SMALL CAP FUND
                                OCTOBER 31, 1999

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

          Aggregate purchases and aggregate proceeds from sales of securities for the year ended October 31, 1999 were as follows:

                                        PURCHASES      PROCEEDS
               Long-term securities:   $5,133,156     $4,061,531

4.   PORTFOLIO CONCENTRATIONS

          Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments, industries or countries.

5.   UNREALIZED APPRECIATION (DEPRECIATION) - TAX BASIS

          At October 31, 1999, the cost of securities for federal income tax purposes was $8,473,798 and the net unrealized depreciation based on that cost were as follows:

               Unrealized appreciation        $   1,242,830
               Unrealized depreciation           (1,382,454)
                                              -------------
               Net unrealized depreciation    $    (139,624)
                                              =============

6.   LINE OF CREDIT

          The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily to cover redemption payments. The Fund's borrowings cannot exceed 20% of its net assets. Combined borrowings of all Funds cannot exceed the $75 million limit on the total line of credit. The Fund is subject to the annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. The Fund's borrowings averaged $301,571 during the periods the LOC was utiized. The Fund's maximum amount outstanding was $552,000, and the total interest expense incurred was $584. At October 31, 1999, there were no such borrowings outstanding.

12  FREMONT MUTUAL FUNDS

FREMONT [LOGO]
FUNDS

50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com

[GRAPHIC OMITTED]
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